Exhibit 10.65

Contract for the Sale and Purchase of Coke

Seller: Henan Shuncheng Group Coal Coke Co., Ltd.

Buyer: Huzhou Huatuo Energy Co., Ltd.

Contract No.:

Signed at: Shuncheng Group

Date：July 21st, 2009

1. Name, Vendor, Quantity, Amount, Delivery date and time of the Goods

Name	Vendor	Unit	Quantity	Unit	Delivery date and time
				Price	Jan.	Feb.	Mar.	Apr.	May	Jun.
metallurgical	Henan	Ton	15000	1560
coke	Shuncheng			yuan/ton	Jul.	Aug.	Sept.	Oct.	Nov.	Dec.
	Group			(tax
	Coal Coke			included)
Co., Ltd.

2.	Quality requirements and technology standards: Ash Content≤13%, Sulfur≤0.7%, Moisture Retention≤10%, the exceeding amount will be deducted. Volatilization≤1.8%, M25≧90%, M10≤8.5%, foam≤5%.

1.	Delivery terms: special railway line connected to the freight yard of the Seller, the Seller charges transport of goods, and the freight shall be borne by the Buyer. Destination station: Benniu.

2.	Payment Term: Delivery within 10 days after receiving the payment.

3.	Weight: Settled according to the weight weighed by the railroad scale of the Seller.

4.	Settlement Method: VAT invoice to be issued after the final delivery, and the railway transportation invoice shall be delivered to the Buyer.

5.	Methods for inspection and acceptance: The goods shall be sampled by both parties，and the quality shall be determined by the inspection result. Any disagreements shall be settled through consultation.

6.	Liabilities for breach of contract shall be governed by the terms of Contract Law of the People's Republic of China.

7.	Price maintenance (payment within 5 days).

8.	Dispute Resolution: any disputes shall be settled through the consultation. If the consultation is unsuccessful, the disputes shall be governed by the place where the plaintiff is located.

Seller	Buyer

Name (Seal): Henan Shuncheng Group Coal Coke Co., Ltd.	Name (Seal):Huzhou Huatuo Energy Co., Ltd.

Authorized proxy: [illegible][company seal and stamp]	Authorized proxy: [illegible][company seal and stamp]

Tel (Fax):0372-5607305	Tel: [illegible]

Bank of deposit: Zhongzhou Sub-branch of PCBC	Bank of deposit:

Account number:	Account number:

Price Adjustment Agreement

Seller: Henan Shuncheng Group Coal Coke Co., Ltd.

Buyer: Huzhou Huatuo Energy Co., Ltd.

In connection with the changes in the coke market conditions, both parties agree to adjust the price of coke as follows in the principle of reciprocity and mutual benefit, cooperation and common interest:

Since April 15th, 2010, the price on the vehicles with tax included is adjusted to 1740 yuan/ton.

Seller: Henan Shuncheng Group Coal Coke Co., Ltd.

   (seal) [illegible]

Buyer: Huzhou Huatuo Energy Co., Ltd.

           (seal) [illegible]

Date: April 15th, 2010